Exhibit 32
EDWARDS LIFESCIENCES CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Edwards Lifesciences Corporation (the "Company") on Form 10-Q for the period ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael A. Mussallem, Chairman of the Board and Chief Executive Officer of the Company, and Scott B. Ullem, Corporate Vice President, Chief Financial Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 28, 2016	/s/ MICHAEL A. MUSSALLEM
Michael A. Mussallem Chairman of the Board and Chief Executive Officer
April 28, 2016	/s/ SCOTT B. ULLEM
Scott B. Ullem Chief Financial Officer